                               TABLE OF CONTENTS

Letter to Shareholders...........................  1
Economic Snapshot................................  2
Performance Results..............................  3
Performance in Perspective.......................  4
Portfolio Management Review......................  5
Glossary of Terms................................  9
Portfolio Highlights............................. 10
Portfolio of Investments......................... 12
Statement of Assets and Liabilities.............. 14
Statement of Operations.......................... 15
Statement of Changes in Net Assets............... 16
Financial Highlights............................. 17
Notes to Financial Statements.................... 20
Report of Independent Accountants................ 31

GGS ANR 7/99

                             LETTER TO SHAREHOLDERS

June 16, 1999

Dear Shareholder,

    With the volatility that we've experienced in many financial markets in recent months, some investors have sold securities because of uncertainty about where the markets were going, only to be left rethinking whether they made the right decision. We've witnessed this kind of market activity numerous times over the past several years, sparked by concerns such as the impact of the Asian economic crisis, high stock valuations, or, most recently, the stability of many high-flying technology companies. While these fears eventually subsided, investors who may have sold during this period were unable to reap the benefits of the latest rally. That's partly because most of the recent big gains happened in relatively short periods of time. This kind of volatility--and the danger of making short-term decisions--highlights the importance of investing for the long term, in accordance with your individual financial objectives.

    Although the worst of the Asian crisis appears to be behind us, new concerns are always emerging. In the coming months, we'll likely hear more about how the year 2000 computer problem may affect the markets or that we're overdue for a correction. While the markets could undoubtedly suffer as a result of these or any number of other events, we encourage you to focus on your long-term investment goals. Although nothing is certain, history has shown us that over time, the markets tend to recover--and most investors want to be positioned to take advantage of any recovery.

    If you have concerns about market volatility or questions about how your portfolio is structured to respond to these events, we encourage you to contact your financial advisor. Your advisor can talk with you about sustaining a long-term investment plan through a variety of market conditions. We hope that Van Kampen Funds will play an important role as you and your advisor build a portfolio designed to help you weather what the markets have in store.

Sincerely,



[SIG.]

Richard F. Powers III
Chairman
Van Kampen Asset Management Inc.


[SIG.]
Dennis J. McDonnell
President
Van Kampen Asset Management Inc.

                               ECONOMIC SNAPSHOT

    The economy continued to grow at a record pace. The nation's gross domestic product, a measure of economic health, rose at an astounding 6.0 percent annualized rate in the fourth quarter of 1998, and remained strong at 4.5 percent through the first quarter of 1999. Growth was fueled by an increase in consumer spending even as retail prices inched upward. Consumer spending rose at a 6.7 percent annualized rate in the first quarter of 1999-an 11-year record. This willingness to spend was attributed to higher consumer confidence as a result of the positive employment environment. Although U.S. exports declined, the high level of spending on domestic goods and services compensated for this weak spot.

    Inflation remained low throughout most of the reporting period, although a sharp increase in oil prices contributed to a recent boost in the consumer price index, pointing to the potential for higher inflation in the months ahead. This rise in inflation led the Federal Reserve to express a bias toward raising interest rates in the near term, although it did not make any rate changes over the past six months. Despite a lack of action by the Fed, long-term interest rates continued to climb during this period due to market conditions.

    Our outlook for the economy suggests that a moderate slowdown may be on the horizon. Healthy job growth, which has been supporting the strong consumer confidence and spending levels, showed signs of faltering toward the end of the reporting period. However, a renewed optimism for corporate earnings, low unemployment, and a vibrant housing market should provide some balance against a slower job growth rate. Also, with the Asian economic crisis currently under control and financial improvements in other parts of the world, we believe the U.S. economy will remain strong even if growth slows somewhat in the near term.

                          INTEREST RATES AND INFLATION
                       May 31, 1997, through May 31, 1999
                                  [LINE GRAPH]

                                                                       INTEREST RATES                       INFLATION
                                                                       --------------                       ---------
May 1997                                                                   5.6250                             2.2000
                                                                           6.5000                             2.3000
                                                                           6.0000                             2.2000
Aug 1997                                                                   5.5000                             2.2000
                                                                           6.2500                             2.2000
                                                                           5.7500                             2.1000
Nov 1997                                                                   5.6875                             1.8000
                                                                           6.5000                             1.7000
                                                                           5.5625                             1.6000
Feb 1998                                                                   5.6250                             1.4000
                                                                           6.1250                             1.4000
                                                                           5.6250                             1.4000
May 1998                                                                   5.6875                             1.7000
                                                                           6.0000                             1.7000
                                                                           5.5625                             1.7000
Aug 1998                                                                   5.9375                             1.6000
                                                                           5.7500                             1.5000
                                                                           5.2500                             1.5000
Nov 1998                                                                   4.8750                             1.5000
                                                                           4.0000                             1.6000
                                                                           4.8125                             1.7000
Feb 1999                                                                   4.8750                             1.6000
                                                                           5.1250                             1.7000
                                                                           4.9375                             2.3000
May 1999                                                                   4.5000                             2.1000

    Interest rates are represented by the closing midline federal funds rate on the last day of each month. Inflation is indicated by the annual percentage change of the Consumer Price Index for all urban consumers at the end of each month.

             PERFORMANCE RESULTS FOR THE PERIOD ENDED MAY 31, 1999

                  VAN KAMPEN GLOBAL GOVERNMENT SECURITIES FUND

                                           A SHARES   B SHARES   C SHARES
 TOTAL RETURNS
One year total return based on NAV(1)....    2.75%      1.94%       1.96%
One-year total return(2).................   (2.17%)    (1.92%)      1.00%
Five-year average annual total
return(2)................................    3.32%      3.28%       3.52%
Life-of-Fund average annual total
return(2)................................    3.63%      3.55%       3.25%
Commencement Date........................  11/15/91   11/15/91   04/12/93
 DISTRIBUTION RATE AND YIELD
Distribution rate(3).....................    5.87%      5.31%       5.36%
SEC Yield(4).............................    3.55%      2.97%       2.97%

(1)Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge (4.75% for A shares) or contingent deferred sales charge for early withdrawal (4% for B shares and 1% for C shares).

(2)Standardized total return. Assumes reinvestment of all distributions for the period and includes payment of the maximum sales charge (A shares) or contingent deferred sales charge for early withdrawal (B and C shares).

(3)Distribution rate represents the monthly annualized distributions of the Fund at the end of the period and not the earnings of the Fund.

(4)SEC Yield is a standardized calculation prescribed by the Securities and Exchange Commission for determining the amount of net income a portfolio should theoretically generate for the 30-day period ending May 31, 1999.

See the Fund Performance section of the current prospectus. Past performance does not guarantee future results. Investment return and net asset value will fluctuate with market conditions. Fund shares, when redeemed, may be worth more or less than their original cost.

Investing in securities issued by foreign governments and corporations involves risks not typically associated with investing in U.S. government securities such as fluctuations in currency rates, changes in exchange control regulations, application of foreign tax laws, changes in foreign economic or monetary policy.

Market forecasts provided in this report may not necessarily come to pass.

                 PUTTING YOUR FUND'S PERFORMANCE IN PERSPECTIVE

    As you evaluate your progress toward achieving your financial goals, it is important to track your investment performance at regular intervals. A comparison of your Fund's performance to an applicable benchmark can:

    - Illustrate the market environment in which your Fund is being managed.

    - Reflect the impact of favorable market trends or difficult market conditions.

    - Help you evaluate how your Fund's management team has responded to opportunities and challenges.

    The following graph compares your Fund's performance to that of the J.P. Morgan Global Traded Government Index over time. This index is a statistical composite that does not include any commissions that would be paid by an investor purchasing the securities it represents.

   GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT
   Van Kampen Global Government Securities Fund vs. the J.P. Morgan Global Traded Government Index (November 30, 1991, through May 31, 1999)

                         [INVESTMENT PERFORMANCE GRAPH]

The above chart reflects the performance of Class A shares of the Fund. The performance of Class A shares will differ from that of other share classes of the Fund because of the difference in sales charges and/or expenses paid by shareholders investing in the different share classes. The Fund's performance assumes reinvestment of all distributions, and includes payment of the maximum sales charge (4.75% for A shares).

While past performance is not indicative of future performance, the above information provides a broader vantage point from which to evaluate the discussion of the Fund's performance found in the following pages.

                          PORTFOLIO MANAGEMENT REVIEW

                  VAN KAMPEN GLOBAL GOVERNMENT SECURITIES FUND

We recently spoke with the management team of the Van Kampen Global Government Securities Fund about the key events and economic forces that shaped the markets during the past 12 months. The team is led by portfolio managers Michael B. Kushma, J. David Germany, and Paul F. O'Brien of the sub-adviser Morgan Stanley Dean Witter Investment Management Inc.
     Mr. Kushma has been a member of the Fund's management team since 1995, while Mr. Germany joined the team in 1996, and Mr. O'Brien in 1997. The following excerpts reflect their views on the Fund's performance during the 12-month period ended May 31, 1999.


   Q HOW WOULD YOU CHARACTERIZE THE MARKET CONDITIONS IN WHICH THE FUND OPERATED DURING THE PAST YEAR?


   A During the third quarter of 1998, continued economic weakness in Asia and Japan spread to Russia, and there were warning signs that Asia's problems were beginning to affect Europe and the United States. The defining moment of the period came in mid-August when Russia devalued its currency and defaulted on its debt, sending financial and currency markets worldwide into a tailspin. With turmoil in the emerging markets and a crisis of confidence in domestic and European markets, many investors moved into high-quality government bonds, primarily those issued by the United States.

    Paced by the Federal Reserve Board and the European Central Bank, central banks worldwide lowered interest rates during the fourth quarter of 1998. The interest rate cuts renewed investor confidence and helped revive stock and bond markets in Europe and the United States.

    Global economic recovery became the story of the first five months of 1999, as economic activity increased in most regions of the world. Unfortunately, global bond markets suffered as low interest rates worldwide led to a sell-off in many of the world's largest bond markets.


   Q  WHAT EFFECT DID RUSSIA HAVE ON EUROPEAN MARKETS DURING THE PERIOD?


   A Slow economic activity and sluggish growth in Eastern Europe caused economic problems for Europe overall. Due to its proximity to Europe, Russia's problems hurt European trade during most of the period. Decreased trade between Russia and Eastern European countries, such as Poland, Hungary, and the Czech Republic, led to a direct spillover of decreased trade between those countries and Germany, Europe's dominant economy.

    While economic activity in the United States accelerated during late 1998 and early 1999, the German economy did the opposite--it decelerated. The slowdown in Germany led to weak economic conditions throughout Europe, which was positive for bonds as investors sought safer, high-quality investments.

   Q  DID ANYTHING SURPRISE YOU DURING THE PERIOD?


   A We were surprised by the continued weakness of the European economy at a time when the U.S. economy was strong. We anticipated that Russia's problems would cause some weakness in Europe's household consumer sector, but we did not anticipate the severity of the slowdown in the industrial and manufacturing sectors.

    As expected, Europe's transition since the introduction of the euro on January 1, 1999, has gone smoothly. The only negative, which hurt the Fund's return, has been the weakness of the new currency. During the first five months of 1999, the euro decreased in value relative to the U.S. dollar and the Japanese yen, which hurt the Fund's performance.



   Q  WHAT STRATEGIES DID YOU PURSUE IN THESE CONDITIONS?


   A Because interest rates in Japan were so low in the third quarter of 1998, we maintained an underweight position in Japan, and we took advantage of falling interest rates elsewhere by investing in Europe and the United
States. This helped the Fund's performance. During the fourth quarter, we reduced our position in Canadian bonds due to political rumblings regarding Quebec, and we added a small position of 5-year New Zealand bonds.

    In the first quarter of 1999, we changed our investment strategy to focus on Japan in order to take advantage of high volatility in that market. During February we increased our exposure to Japan as interest rates rose to the 2 percent range. At the same time we reduced our exposure to the yen but recaptured that exposure following the Bank of Japan's announcement of a fiscal stimulus package. In addition, we sold our New Zealand government bonds after they appreciated in price. For additional Fund portfolio highlights, please refer to page 10.



   Q  HOW DID THE FUND PERFORM DURING THE REPORTING PERIOD?


   A The Fund performed well during the first half of the period, but was hurt by the sell-off in global bond markets in 1999. Our exposure to the euro also hurt the Fund's return. For Class A shares at net asset value, the
Fund generated a total return of 2.75 percent(1) for the 12 months ended May 31, 1999. By comparison, the J.P. Morgan Global Traded Government Index generated a total return of 5.69 percent for the same period. This broad-based index is composed of major foreign and U.S. government bonds, weighted by the total market value of each country's securities. It reflects variations in currency value with all results measured in U.S. dollar terms. This index does not reflect any commissions or sales charges that would be paid by an investor purchasing the securities it represents. Please refer to the chart and footnotes on page 3 for additional Fund performance results. Past performance does not guarantee future results.

   Q  WHAT IS YOUR POSITION ON DOLLAR BLOC NATIONS SUCH AS NEW ZEALAND AND
      CANADA?


   A Recent increases in commodity prices, primarily industrial metal and oil prices, have made the dollar bloc nations attractive. We've noticed a high correlation between the currencies of these countries and their commodity-based economies--as their economies recover, their currencies generally strengthen. When the world economy is strong, we prefer Canadian and Australian dollars because they tend to outperform in this environment. Earlier in 1999, we purchased both of these currencies as opposed to the U.S. dollar and the Japanese yen.


   Q  DO YOU SEE ANY FINANCIAL DISASTERS SIMILAR TO RUSSIA ON THE HORIZON?


   A No. We believe the global economic recovery that started this year should continue. In terms of emerging markets, China is the only major country that has avoided a major financial crisis recently. Its leaders, who continue to do everything they can to stimulate demand domestically, have stated that China will not devalue its currency. Therefore, we don't anticipate a major financial crisis on the horizon.



   Q  WHAT DO YOU SEE HAPPENING DURING THE NEXT SIX MONTHS?


   A Because of the recent sell-off of global bonds during April and May, interest rates have risen sharply and the market is concerned about an inflationary upswing in the U.S. economy. In addition, many analysts are concerned that if the U.S. economy continues its recent pace of growth, the Federal Reserve Board will raise interest rates. (Editor's note: After the reporting period ended, the Fed raised interest rates by 0.25 percent on June 30.)

    We believe the European bond markets may benefit relatively from an interest rate increase in the United States because their economies are weaker and therefore more sensitive to global economic conditions than the U.S. bond markets. In Europe, we will concentrate our holdings in what we believe are the most creditworthy countries--Germany and France. In addition, among non-EMU countries, we will look for value in Swedish and Danish bonds. There should be opportunities to take advantage of the difference in interest rates between these countries and EMU participants, and we expect these countries to eventually join the monetary union and thus comply with the expected standards of EMU.



[SIG.]
Michael B. Kushma
Portfolio Manager
Morgan Stanley Dean Witter
Investment Management Inc.

[SIG.]
J. David Germany
Portfolio Manager
Morgan Stanley Dean Witter
Investment Management Inc.

[SIG.]
Paul F. O'Brien
Portfolio Manager
Morgan Stanley Dean Witter
Investment Management Inc.

                               GLOSSARY OF TERMS

BASIS POINT: A measure used in quoting bond yields. One hundred basis points is equal to 1 percent. For example, if a bond's yield changes from 7.00 to 6.65 percent, it is a 35 basis-point move.

BOND: A debt security issued by a government or corporation that generally pays a bondholder a stated rate of interest and repays the principal at the maturity date.

CREDIT SPREAD: Also called quality spread, the difference in yield between higher-quality issues (such as Treasury securities) and lower-quality issues. Normally, lower-quality issues provide higher yields to compensate investors for the additional credit risk.

EUROPEAN MONETARY UNION (EMU): A group of European countries creating one currency for the entire region.

FEDERAL FUNDS RATE: The interest rate charged by one financial institution lending federal funds to another. This overnight rate is used to meet banks' daily reserve requirements. The Federal Reserve Board uses the federal funds rate to affect the direction of interest rates.

FEDERAL RESERVE BOARD (THE FED): The governing body of the Federal Reserve
    System, which is the central bank system of the United States. Its policy-making committee, called the Federal Open Market Committee, meets eight times a year to establish monetary policy and monitor the economic pulse of the United States.

INVESTMENT GRADE BONDS: Securities rated BBB and above by Standard & Poor's or
    Baa and above by Moody's Investor Services. Bonds rated below BBB or Baa are noninvestment grade.

NET ASSET VALUE (NAV): The value of a mutual fund share, calculated by deducting a fund's liabilities from its total assets and dividing this amount by the number of shares outstanding. The NAV does not include any initial or contingent deferred sales charge.

VOLATILITY: A measure of the fluctuation in the market price of a security. A security that is volatile has frequent and large swings in price.

YIELD: The annual rate of return on an investment, expressed as a percentage.
    For bonds and notes, the yield is the annual interest divided by the market price.

                              PORTFOLIO HIGHLIGHTS

                  VAN KAMPEN GLOBAL GOVERNMENT SECURITIES FUND
 TOP FIVE PORTFOLIO HOLDINGS AS OF MAY 31, 1999*

                                                        PERCENTAGE OF FUND'S
                                                        LONG-TERM INVESTMENTS
United States Treasury Notes, 7.750% Coupon, 02/15/01
  Maturity ...........................................          14.5%
Germany Unity (Federal), 8.500% Coupon, 02/20/01
  Maturity ...........................................           8.6%
United Kingdom Treasury, 7.750% Coupon, 09/08/06
  Maturity ...........................................           7.0%
United States Treasury Bonds, 8.125% Coupon, 08/15/19
  Maturity ...........................................           6.8%
United States Treasury Notes, 6.375% Coupon, 03/31/01
  Maturity ...........................................           6.3%

 TOP FIVE COUNTRIES AS A PERCENTAGE OF LONG-TERM INVESTMENTS*
                                  [BAR GRAPH]

                                                                        MAY 31, 1999                       MAY 31, 1998
                                                                        ------------                       ------------
United States                                                              43.40                              47.10
Germany                                                                    14.00                              18.40
France                                                                     10.70                               0.00
Japan                                                                      10.10                               6.50
United Kingdom                                                              7.00                               7.00
Sweden                                                                      1.40                               6.00

* Includes Forward Purchase Commitments. For additional information, refer to
  Note 5 in the Notes to Financial Statements section.

                  VAN KAMPEN GLOBAL GOVERNMENT SECURITIES FUND

 DIVIDEND HISTORY (CLASS A SHARES)
FOR THE PERIOD ENDED MAY 31, 1999

                                  [BAR GRAPH]

                                                                      MONTHLY DIVIDEND           SPECIAL ORDINARY INCOME DIVIDEND
                                                                      ----------------           --------------------------------
'Jun 1998'                                                                 0.0375
'Jul 1998'                                                                 0.0375
'Aug 1998'                                                                 0.0375
'Sep 1998'                                                                 0.0375
'Oct 1998'                                                                 0.0375
'Nov 1998'                                                                 0.0375
'Dec 1998'                                                                 0.0375                             0.0303
'Jan 1999'                                                                 0.0375
'Feb 1999'                                                                 0.0375
'Mar 1999'                                                                 0.0375
'Apr 1999'                                                                 0.0375
'May 1999'                                                                 0.0375

The distribution history represents past performance of the Fund and does not predict the Fund's future distributions.
 ASSET ALLOCATION AS A PERCENTAGE OF TOTAL INVESTMENTS
                                  [BAR GRAPH]

                                                                        MAY 31, 1999                       MAY 31, 1998
                                                                        ------------                       ------------
Forward Purchase Commitments                                                39.8                               37.7
U.S. Government and Government Agency Obligations                           30.5                               33.5
Short-Term Investments                                                      29.7                               28.8

                            PORTFOLIO OF INVESTMENTS

                                  May 31, 1999
--------------------------------------------------------------------------------

 Par
Amount
(000)             Description            Coupon          Maturity          Market Value
---------------------------------------------------------------------------------------
         UNITED STATES GOVERNMENT & GOVERNMENT AGENCY
         OBLIGATIONS  51.7%
$  375   Government National Mortgage
         Association Pools.............   8.000%   11/15/00 to 12/15/25    $   390,092
 2,800   United States Treasury
         Bonds (a).....................  12.000          05/15/05            3,664,052
 3,570   United States Treasury
         Bonds (a).....................   8.125          08/15/19            4,387,209
 1,200   United States Treasury
         Bonds (a).....................   6.250          08/15/23            1,224,745
 9,000   United States Treasury
         Notes (a).....................   7.750          02/15/01            9,338,940
 1,000   United States Treasury
         Notes.........................   7.250          05/15/04            1,065,160
 4,000   United States Treasury
         Notes (a).....................   6.375          03/31/01            4,065,000
 3,700   United States Treasury
         Notes (a).....................   6.250          10/31/01            3,761,272
                                                                           -----------
TOTAL LONG-TERM INVESTMENTS
  (Cost $28,018,061)...................................................     27,896,470
                                                                           -----------
SHORT-TERM INVESTMENTS  50.2%
         COMMERCIAL PAPER  28.7%
 1,000   Abbey National North America (yielding 4.80%, 07/15/99
         maturity) (a).................................................         993,938
 1,800   American Tel & Teleg Co. (yielding 4.79%, 06/01/99
         maturity).....................................................       1,800,000
 1,800   Bil North America Inc. (yielding 4.93%, 08/13/99 maturity)....       1,781,907
 1,800   BP Capital PLC Years 3&4 (yielding 4.78%, 06/03/99
         maturity) (a).................................................       1,799,522
 1,000   Banque Generale Du Luxembourg (yielding 4.81%, 07/09/99
         maturity).....................................................         994,923
   900   Coca-Cola Company (yielding 4.95%, 07/19/99 maturity).........         894,180
 1,000   Deutsche Bank Fina (yielding 4.79%, 07/13/99 maturity) (a)....         994,219
 1,800   General Electric Capital Corp. (yielding 4.50%, 06/23/99
         maturity).....................................................       1,794,720
 1,800   Oesterreichische (yielding 4.80%, 06/16/99 maturity) (a)......       1,796,461
 1,500   Procter & Gamble Company (yielding 4.79%, 06/18/99
         maturity).....................................................       1,496,607
                                                                           -----------
 1,200   Westpac Cap Corp. (yielding 4.80%, 07/13/99 maturity) (a).....       1,193,048
                                                                           -----------
         TOTAL COMMERCIAL PAPER........................................      15,539,525
                                                                           -----------

                                               See Notes to Financial Statements

                                  May 31, 1999
--------------------------------------------------------------------------------

 Par
Amount
(000)             Description            Coupon          Maturity          Market Value
---------------------------------------------------------------------------------------
         UNITED STATES GOVERNMENT & GOVERNMENT AGENCY
         OBLIGATIONS  17.3%
$2,770   Federal Farm Credit Bank Discount Note (yielding 4.34%,
         06/21/99 maturity)............................................    $  2,762,844
 1,800   Federal Home Loan Bank Discount Note (yielding 4.71%, 06/30/99
         maturity).....................................................       1,793,170
 1,800   Federal Home Loan Mortgage Discount Note (yielding 4.73%,
         06/18/99 maturity) (a)........................................       1,795,980
 3,000   Federal National Mortgage Association Discount Note (yielding
         4.72%, 06/15/99 maturity) (a).................................       2,994,493
                                                                           ------------
         TOTAL UNITED STATES GOVERNMENT & GOVERNMENT AGENCY
         OBLIGATIONS...................................................       9,346,487
                                                                           ------------
         REPURCHASE AGREEMENT  4.2%
         State Street Bank & Trust Co. (Collateralized by U.S. Treasury
         Note, $2,245,000 par, 7.50% coupon, dated 05/31/99, to be sold
         on 06/01/99 at $2,258,003)....................................       2,257,000
                                                                           ------------
TOTAL SHORT-TERM INVESTMENTS
  (Cost $27,143,889)...................................................      27,143,012
                                                                           ------------
TOTAL INVESTMENTS  101.9%
  (Cost $55,161,950)...................................................      55,039,482
FOREIGN CURRENCY (VARIOUS DENOMINATIONS)  0.2%
  (Cost $92,151).......................................................          92,393
LIABILITIES IN EXCESS OF OTHER ASSETS  (2.1%)..........................      (1,105,377)
                                                                           ------------
NET ASSETS  100.0%.....................................................    $ 54,026,498
                                                                           ============

(a) Assets segregated as collateral for forward purchase commitments.

                                               See Notes to Financial Statements

                      STATEMENT OF ASSETS AND LIABILITIES

                                  May 31, 1999
--------------------------------------------------------------------------------

ASSETS:
Total Investments (Cost $55,161,950)........................  $ 55,039,482
Foreign Currency (Cost $92,151).............................        92,393
Cash........................................................           155
Receivables:
  Interest..................................................       414,731
  Fund Shares Sold..........................................         8,003
Other.......................................................        28,349
                                                              ------------
      Total Assets..........................................    55,583,113
                                                              ------------
LIABILITIES:
Payables:
  Fund Shares Repurchased...................................       114,662
  Income Distributions......................................       108,026
  Distributor and Affiliates................................        58,089
  Investment Advisory Fee...................................        34,995
Forward Currency Contracts and Forward Commitments..........     1,089,071
Trustees' Deferred Compensation and Retirement Plans........        81,827
Accrued Expenses............................................        69,945
                                                              ------------
      Total Liabilities.....................................     1,556,615
                                                              ------------
NET ASSETS..................................................  $ 54,026,498
                                                              ============
NET ASSETS CONSIST OF:
Capital (Par value of $.01 per share with an unlimited
  number of shares authorized)..............................  $ 93,554,080
Accumulated Undistributed Net Investment Income.............        60,386
Net Unrealized Depreciation.................................    (1,190,372)
Accumulated Net Realized Loss...............................   (38,397,596)
                                                              ------------
NET ASSETS..................................................  $ 54,026,498
                                                              ============
MAXIMUM OFFERING PRICE PER SHARE:
  Class A Shares:
    Net asset value and redemption price per share (Based on
      net assets of $23,885,175 and 3,272,680 shares of
      beneficial interest issued and outstanding)...........  $       7.30
    Maximum sales charge (4.75%* of offering price).........           .36
                                                              ------------
    Maximum offering price to public........................  $       7.66
                                                              ============
  Class B Shares:
    Net asset value and offering price per share (Based on
      net assets of $27,769,944 and 3,781,212 shares of
      beneficial interest issued and outstanding)...........  $       7.34
                                                              ============
  Class C Shares:
    Net asset value and offering price per share (Based on
      net assets of $2,371,379 and 325,752 shares of
      beneficial interest issued and outstanding)...........  $       7.28
                                                              ============

* On sales of $100,000 or more, the sales charge will be reduced.

                                               See Notes to Financial Statements

                            STATEMENT OF OPERATIONS

                        For the Year Ended May 31, 1999
--------------------------------------------------------------------------------


INVESTMENT INCOME:
Interest (Net of foreign withholding taxes of $7,884).......  $ 3,781,556
                                                              -----------
EXPENSES:
Investment Advisory Fee.....................................      441,468
Distribution (12b-1) and Service Fees (Attributed to Classes
  A, B and C of $55,675, $335,777 and $30,147,
  respectively).............................................      421,599
Shareholder Services........................................       92,527
Custody.....................................................       72,517
Trustees' Fees and Related Expenses.........................       22,507
Legal.......................................................        2,573
Other.......................................................      140,711
                                                              -----------
    Total Expenses..........................................    1,193,902
                                                              -----------
NET INVESTMENT INCOME.......................................  $ 2,587,654
                                                              ===========
REALIZED AND UNREALIZED GAIN/LOSS:
Realized Gain/Loss:
  Investments...............................................  $   (45,727)
  Forward Commitments.......................................    2,054,807
  Foreign Currency Transactions.............................   (1,371,503)
                                                              -----------
Net Realized Gain...........................................      637,577
                                                              -----------
Unrealized Appreciation/Depreciation:
  Beginning of the Period...................................      438,434
                                                              -----------
  End of the Period:
    Investments.............................................     (122,468)
    Forward Currency Contracts and Forward Commitments......   (1,068,146)
    Foreign Currency Translation............................          242
                                                              -----------
                                                               (1,190,372)
                                                              -----------
Net Unrealized Depreciation During the Period...............   (1,628,806)
                                                              -----------
NET REALIZED AND UNREALIZED LOSS............................  $  (991,229)
                                                              ===========
NET INCREASE IN NET ASSETS FROM OPERATIONS..................  $ 1,596,425
                                                              ===========

                                               See Notes to Financial Statements

                       STATEMENT OF CHANGES IN NET ASSETS

                   For the Years Ended May 31, 1999 and 1998
--------------------------------------------------------------------------------

                                                              Year Ended     Year Ended
                                                             May 31, 1999   May 31, 1998
----------------------------------------------------------------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income....................................... $ 2,587,654    $ 3,199,850
Net Realized Gain...........................................     637,577      2,027,252
Net Unrealized Depreciation During the Period...............  (1,628,806)    (1,174,814)
                                                             -----------    -----------
Change in Net Assets from Operations........................   1,596,425      4,052,288
                                                             -----------    -----------
Distributions from Net Investment Income....................  (3,365,273)    (3,294,238)
Distributions in Excess of Net Investment Income............         -0-     (1,178,795)
                                                             -----------    -----------
Distributions from and in Excess of Net Investment
  Income*...................................................  (3,365,273)    (4,473,033)
                                                             -----------    -----------
NET CHANGE IN NET ASSETS FROM INVESTMENT ACTIVITIES.........  (1,768,848)      (420,745)
                                                             -----------    -----------
FROM CAPITAL TRANSACTIONS:
Proceeds from Shares Sold...................................  25,387,352     14,155,976
Net Asset Value of Shares Issued Through Dividend
  Reinvestment..............................................   2,141,165      2,660,059
Cost of Shares Repurchased.................................. (36,621,754)   (39,710,065)
                                                             -----------    -----------
NET CHANGE IN NET ASSETS FROM CAPITAL TRANSACTIONS..........  (9,093,237)   (22,894,030)
                                                             -----------    -----------
TOTAL DECREASE IN NET ASSETS................................ (10,862,085)   (23,314,775)
NET ASSETS:
Beginning of the Period.....................................  64,888,583     88,203,358
                                                             -----------    -----------
End of the Period
  (Including accumulated undistributed net investment income
  of $60,386 and $1,126,836, respectively).................. $54,026,498    $64,888,583
                                                             ===========    ===========
*DISTRIBUTIONS BY CLASS:
----------------------------------------------------------------------------------------
Distributions from and in Excess of Net Investment Income:
  Class A Shares............................................ $(1,391,139)   $(1,462,620)
  Class B Shares............................................  (1,810,060)    (2,753,416)
  Class C Shares............................................    (164,074)      (256,997)
                                                             -----------    -----------
                                                             $(3,365,273)   $(4,473,033)
                                                             ===========    ===========

                                               See Notes to Financial Statements

                              FINANCIAL HIGHLIGHTS

     The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.
--------------------------------------------------------------------------------

                                                           Year Ended May 31,
                                             ----------------------------------------------
Class A Shares                               1999(a)   1998(a)   1997(a)    1996     1995
-------------------------------------------------------------------------------------------
Net Asset Value, Beginning of the Period...  $7.553    $7.604    $  7.92   $ 8.24   $  8.26
                                             ------    ------    -------   ------   -------
  Net Investment Income....................    .369      .352       .526      .56       .60
  Net Realized and Unrealized Gain/Loss....   (.144)     .088      (.310)   (.328)    (.016)
                                             ------    ------    -------   ------   -------
Total from Investment Operations...........    .225      .440       .216     .232      .584
Less Distributions from and in Excess of
  Net Investment Income....................    .480      .491       .532     .552      .604
                                             ------    ------    -------   ------   -------
Net Asset Value, End of the Period.........  $7.298    $7.553    $ 7.604   $ 7.92   $  8.24
                                             ======    ======    =======   ======   =======
Total Return (b)...........................   2.75%     5.98%      2.65%    2.81%     7.52%
Net Assets at End of the Period (In
  millions)................................  $ 23.9    $ 21.9    $  25.7   $ 36.4   $  47.9
Ratio of Expenses to Average Net Assets
  (c)......................................   1.56%     1.95%      1.57%    1.51%     1.42%
Ratio of Net Investment Income to Average
  Net Assets (c)...........................   4.88%     4.69%      6.58%    6.66%     7.18%
Portfolio Turnover.........................    183%      276%       161%     239%      209%

(a) Based on average month-end shares outstanding.

(b) Total Return is based upon net asset value which does not include payment of the maximum sales charge or contingent deferred sales charge.

(c) For the years ended through May 31, 1997, the impact on the Ratios of Expenses and Net Investment Income to Average Net Assets due to Van Kampen's reimbursement of certain expenses was less than 0.01%.

                                               See Notes to Financial Statements

     The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.
--------------------------------------------------------------------------------

                                                          Year Ended May 31,
                                            ----------------------------------------------
Class B Shares                              1999(a)   1998(a)   1997(a)    1996     1995
------------------------------------------------------------------------------------------
Net Asset Value, Beginning of the
  Period..................................  $7.596    $7.645    $  7.96   $ 8.28   $  8.30
                                            ------    ------    -------   ------   -------
  Net Investment Income...................    .320      .299       .477      .49       .53
  Net Realized and Unrealized Gain/Loss...   (.152)     .083      (.320)   (.318)    (.006)
                                            ------    ------    -------   ------   -------
Total from Investment Operations..........    .168      .382       .157     .172      .524
Less Distributions from and in Excess of
  Net Investment Income...................    .420      .431       .472     .492      .544
                                            ------    ------    -------   ------   -------
Net Asset Value, End of the Period........  $7.344    $7.596    $ 7.645   $ 7.96   $  8.28
                                            ======    ======    =======   ======   =======
Total Return (b)..........................   1.94%     4.98%      2.00%    2.06%     6.69%
Net Assets at End of the Period (In
  millions)...............................  $ 27.7    $ 39.5    $  56.9   $ 97.7   $ 123.4
Ratio of Expenses to Average Net Assets
  (c).....................................   2.29%     2.72%      2.33%    2.27%     2.18%
Ratio of Net Investment Income to Average
  Net Asset (c)...........................   4.06%     3.91%      5.86%    5.91%     6.41%
Portfolio Turnover........................    183%      276%       161%     239%      209%

(a) Based on average month-end shares outstanding.

(b) Total Return is based upon net asset value which does not include payment of the maximum sales charge or contingent deferred sales charge.

(c) For the years ended through May 31, 1997, the impact on the Ratios of Expenses and Net Investment Income to Average Net Assets due to Van Kampen's reimbursement of certain expenses was less than 0.01%.

                                               See Notes to Financial Statements

     The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.
--------------------------------------------------------------------------------

                                                            Year Ended May 31,
                                               --------------------------------------------
Class C Shares                                 1999(a)   1998(a)   1997(a)    1996    1995
-------------------------------------------------------------------------------------------
Net Asset Value, Beginning of the Period.....  $7.534    $7.585    $ 7.91    $ 8.22   $8.25
                                               ------    ------    ------    ------   -----
  Net Investment Income......................    .316      .293      .471       .46     .51
  Net Realized and Unrealized Gain/Loss......   (.150)     .087     (.324)    (.278)   .004
                                               ------    ------    ------    ------   -----
Total from Investment Operations.............    .166      .380      .147      .182    .514
Less Distributions from and in Excess of Net
  Investment Income..........................    .420      .431      .472      .492    .544
                                               ------    ------    ------    ------   -----
Net Asset Value, End of the Period...........  $7.280    $7.534    $7.585    $ 7.91   $8.22
                                               ======    ======    ======    ======   =====
Total Return (b).............................   1.96%     5.02%     1.88%     2.20%   6.60%
Net Assets at End of the Period (In
  millions)..................................  $  2.4    $  3.5    $  5.6    $  9.5   $18.5
Ratio of Expenses to Average Net Assets
  (c)........................................   2.29%     2.72%     2.33%     2.27%   2.18%
Ratio of Net Investment Income to Average Net
  Assets (c).................................   4.05%     3.90%     5.84%     5.91%   6.42%
Portfolio Turnover...........................    183%      276%      161%      239%    209%

(a) Based on average month-end shares outstanding.

(b) Total Return is based upon net asset value which does not include payment of the maximum sales charge or contingent deferred sales charge.

(c) For the years ended through May 31, 1997, the impact on the Ratios of Expenses and Net Investment Income to Average Net Assets due to Van Kampen's reimbursement of certain expenses was less than 0.01%.

                                               See Notes to Financial Statements

                         NOTES TO FINANCIAL STATEMENTS

                                  May 31, 1999
--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES
Van Kampen Global Government Securities Fund (the "Fund") is organized as a series of Van Kampen World Portfolio Series Trust, a Delaware business trust, and is registered as a non-diversified open-end management investment company under the Investment Company Act of 1940, as amended. The Fund's investment objective is to seek total return through a managed balance of foreign and domestic debt securities. Investments in foreign securities involve certain risks not ordinarily associated with investments in securities of domestic issuers, including fluctuations in foreign exchange rates, future political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws or restrictions. The Fund commenced investment operations on November 15, 1991. The distribution of the Fund's Class C shares commenced on April 12, 1993.
    The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION--Investments are stated at the mean of the quoted bid or asked prices as obtained from an independent pricing service. If such valuations are not available, estimates obtained from yield data relating to instruments or securities with similar characteristics in accordance with procedures established in good faith by the Board of Trustees. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost.

B. SECURITY TRANSACTIONS--Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis.
    The Fund may invest in repurchase agreements which are short-term investments in which the Fund acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. The Fund may invest independently in repurchase agreements or transfer uninvested cash balances into a pooled cash account along with other investment companies advised by Van Kampen Asset Management Inc. (the "Adviser") or its affiliates, the daily aggregate of which is invested in repurchase

                                  May 31, 1999
--------------------------------------------------------------------------------

agreements. Repurchase agreements are collateralized by the underlying debt security. The Fund will make payment for such securities only upon physical delivery or evidence of book entry transfer to the account of the custodian bank. The seller is required to maintain the value of the underlying security at not less than the repurchase proceeds due the Fund.

C. INCOME AND EXPENSES--Interest income is recorded on an accrual basis. The Fund accounts for discounts and premiums on the same basis as is used for federal income tax reporting. Accordingly, original issue discounts on debt securities purchased are amortized over the life of the security. Premiums on debt securities are not amortized. Market discounts are recognized at the time of sale as realized gains for book purposes and ordinary income for tax purposes.
    Income and expenses of the Fund are allocated on a pro rata basis to each class of shares, except for distribution and service fees and transfer agency costs which are unique to each class of shares.

D. CURRENCY TRANSLATION--Assets and liabilities denominated in foreign currencies and commitments under forward currency contracts are translated into U.S. dollars based on quoted exchange rates as of noon Eastern Time. Purchases and sales of portfolio securities are translated at the rate of exchange prevailing when such securities were acquired or sold. Income and expenses are translated at rates prevailing when accrued. Gains and losses on the sale of securities are not segregated for financial reporting purposes between amounts arising from changes in exchange rates and amounts arising from changes in the market prices of securities. Realized gain and loss on foreign currency includes the net realized amount from the sale of currency and the amount realized between trade date and settlement date on security transactions.

E. FEDERAL INCOME TAXES--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.
    At May 31, 1999, for federal income tax purposes the cost of long- and short-term investments is $55,175,326, the aggregate gross unrealized appreciation is $331,411 and the aggregate gross unrealized depreciation is $467,255, resulting in net unrealized depreciation on long- and short-term investments of $135,844.

                                  May 31, 1999
--------------------------------------------------------------------------------

    The Fund intends to utilize provisions of the federal income tax laws which allow it to carry a realized capital loss forward for eight years following the year of the loss and offset such losses against any future realized capital gains. At May 31, 1999, the Fund had an accumulated capital loss carryforward for tax purposes of $37,203,444, which expires between May 31, 2003 and May 31, 2006. Net realized gains or losses may differ for financial reporting and tax purposes primarily as a result of post October 31 losses which are not recognized for tax purposes until the first day of the following fiscal year, wash sales, and the mark to market of open forward currency contracts at May 31, 1999.

F. DISTRIBUTION OF INCOME AND GAINS--The Fund declares daily and pays monthly dividends from net investment income. Net investment income for federal income tax purposes includes gains and losses realized on transactions in foreign currencies. These realized gains and losses are included as net realized gains or losses for financial reporting purposes. Net realized gains, if any, are distributed annually.
    Due to inherent differences in the recognition of income, expenses and realized gains/losses under generally accepted accounting principles and federal income tax purposes, permanent differences between book and tax basis reporting for the 1999 fiscal year have been identified and appropriately reclassified. Permanent book and tax basis differences relating to the recognition of net realized losses on paydowns of mortgage pool obligations totaling $4,778 and net realized losses on foreign currency transactions of $284,053 were reclassified from accumulated net realized gain/loss to accumulated undistributed net investment income.

2. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES
Under the terms of the Fund's Investment Advisory Agreement, the Adviser will provide investment advice and facilities to the Fund for an annual fee payable monthly. Investment advisory fees are calculated monthly, based on the average daily net assets of the Fund at the annual rate of .75%. The Adviser has entered into a subadvisory agreement with Morgan Stanley Dean Witter Investment Management Inc. (the "Subadviser"), who provides advisory services to the Fund and the Adviser with respect to the Fund's investments. The Adviser pays 50% of its investment advisory fee to the Subadviser.
    For the year ended May 31, 1999, the Fund recognized expenses of approximately $2,600, representing legal services provided by Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Fund, of which a trustee of the Fund is an affiliated person.

                                  May 31, 1999
--------------------------------------------------------------------------------

    For the year ended May 31, 1999, the Fund recognized expenses of approximately $54,800 representing Van Kampen Investments Inc.'s or its affiliates' (collectively "Van Kampen") cost of providing accounting services to the Fund.
    Van Kampen Investor Services Inc., an affiliate of the Adviser, serves as the shareholder servicing agent for the Fund. For the year ended May 31, 1999, the Fund recognized expenses of approximately $54,400. Transfer agency fees are determined through negotiations with the Fund's Board of Trustees and are based on competitive market benchmarks.
    Certain officers and trustees of the Fund are also officers and directors of Van Kampen. The Fund does not compensate its officers or trustees who are officers of Van Kampen.
    The Fund provides deferred compensation and retirement plans for its trustees who are not officers of Van Kampen. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation to a later date. Benefits under the retirement plan are payable for a ten-year period and are based upon each trustee's years of service to the Fund. The maximum annual benefit per trustee under the plan is $2,500.

                                  May 31, 1999
--------------------------------------------------------------------------------

3. CAPITAL TRANSACTIONS
    At May 31, 1999, capital aggregated $35,704,613, $51,872,524 and $5,976,943 for Classes A, B and C, respectively. For the year ended May 31, 1999, transactions were as follows:

                                                    SHARES           VALUE
--------------------------------------------------------------------------
Sales:
  Class A......................................  1,506,855    $ 11,587,495
  Class B......................................  1,726,839      13,643,494
  Class C......................................     20,077         156,363
                                                ----------    ------------
Total Sales....................................  3,253,771    $ 25,387,352
                                                ==========    ============
Dividend Reinvestment:
  Class A......................................    113,067    $    869,477
  Class B......................................    153,357       1,186,337
  Class C......................................     11,101          85,351
                                                ----------    ------------
Total Dividend Reinvestment....................    277,525    $  2,141,165
                                                ==========    ============
Repurchases:
  Class A...................................... (1,246,677)   $ (9,616,649)
  Class B...................................... (3,295,845)    (25,669,869)
  Class C......................................   (171,957)     (1,335,236)
                                                ----------    ------------
Total Repurchases.............................. (4,714,479)   $(36,621,754)
                                                ==========    ============

                                  May 31, 1999
--------------------------------------------------------------------------------

    At May 31, 1998, capital aggregated $32,864,290, $62,712,562 and $7,070,465 for Classes A, B and C, respectively. For the year ended May 31, 1998, transactions were as follows:

                                                    SHARES           VALUE
--------------------------------------------------------------------------
Sales:
  Class A......................................    752,769    $  5,695,255
  Class B......................................  1,071,748       8,110,111
  Class C......................................     46,375         350,610
                                                ----------    ------------
Total Sales....................................  1,870,892    $ 14,155,976
                                                ==========    ============
Dividend Reinvestment:
  Class A......................................    122,857    $    929,454
  Class B......................................    209,735       1,595,886
  Class C......................................     17,848         134,719
                                                ----------    ------------
Total Dividend Reinvestment....................    350,440    $  2,660,059
                                                ==========    ============
Repurchases:
  Class A...................................... (1,350,521)   $(10,227,695)
  Class B...................................... (3,525,942)    (26,883,122)
  Class C......................................   (343,258)     (2,599,248)
                                                ----------    ------------
Total Repurchases.............................. (5,219,721)   $(39,710,065)
                                                ==========    ============

    Class B and C shares are offered without a front end sales charge, but are subject to a contingent deferred sales charge (CDSC). Class B and Class C shares will automatically convert to Class A shares after the eighth and tenth years, respectively. The CDSC will be imposed on most redemptions made within five years of the purchase for Class B and one year of the purchase for Class C as detailed in the following schedule.

                                                           CONTINGENT
                                                            DEFERRED
                                                          SALES CHARGE
                                                       ------------------
YEAR OF REDEMPTION                                     CLASS B    CLASS C
-------------------------------------------------------------------------
First.................................................   4.00%      1.00%
Second................................................   4.00%       None
Third.................................................   3.00%       None
Fourth................................................   2.50%       None
Fifth.................................................   1.50%       None
Sixth and Thereafter..................................    None       None

                                  May 31, 1999
--------------------------------------------------------------------------------

    For the year ended May 31, 1999, Van Kampen, as Distributor for the Fund, received commissions on sales of the Fund's Class A shares of approximately $1,500 and CDSC on the redeemed shares of approximately $47,700. Sales charges do not represent expenses of the Fund.

4. INVESTMENT TRANSACTIONS
During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments and forward commitments, were $58,860,837 and $64,733,630, respectively.

5. DERIVATIVE FINANCIAL INSTRUMENTS
A derivative financial instrument in very general terms refers to a security whose value is "derived" from the value of an underlying asset, reference rate or index.
    The Fund has a variety of reasons to use derivative instruments, such as to attempt to protect the Fund against possible changes in the market value of its portfolio, manage the portfolio's effective yield, foreign currency exposure, or generate potential gain. All of the Fund's portfolio holdings, including derivative instruments, are marked to market each day with the change in value reflected in unrealized appreciation/depreciation. Upon disposition, a realized gain or loss is recognized accordingly, except when taking delivery of a security underlying a forward commitment. In this instance, the recognition of gain or loss is postponed until the disposal of the security underlying the forward commitment.
    Purchasing securities on a forward commitment involves a risk that the market value at the time of delivery may be lower than the agreed upon purchase price resulting in an unrealized loss. Selling securities on a forward commitment involves different risks and can result in losses more significant than those arising from the purchase of such securities. Risks may arise as a result of the potential inability of the counterparties to meet the terms of their contracts.

A. FORWARD PURCHASE COMMITMENTS--The Fund trades certain securities under the terms of forward purchase commitments, whereby the settlement occurs at a specific future date. Forward purchase commitments are privately negotiated transactions between the Fund and dealers. While forward purchase commitments are outstanding, the Fund maintains sufficient collateral of cash or securities in a segregated account with its custodian. The forward purchase commitments are marked to market on a daily basis with changes in value reflected as a component of unrealized appreciation/depreciation.

                                  May 31, 1999
--------------------------------------------------------------------------------

    The following forward purchase commitments were outstanding at May 31, 1999:

PAR AMOUNT
 IN LOCAL                                                              UNREALIZED
 CURRENCY                                 SETTLEMENT     CURRENT      APPRECIATION/
   (000)            DESCRIPTION              DATE         VALUE       DEPRECIATION
-----------------------------------------------------------------------------------
    700-AUD  Australia (Commonwealth),
             7.500%, 09/15/09
             maturity.................    07/22/99     $   507,022         $ 0
  2,000-CA$  Canada (Government of),
             5.250%, 09/01/03
             maturity.................    08/25/99       1,350,280      (3,737)
  1,000-CA$  Canada (Government of),
             8.750%, 12/01/05
             maturity.................    07/22/99         797,062     (21,635)
  9,500-DKK  Denmark (Kingdom of),
             8.000%, 05/15/03
             maturity.................    08/16/99       1,531,863       1,799
  2,650-EUR  France (Government of),
             5.250%, 04/25/08
             maturity.................    07/22/99       2,979,276     (40,955)
  3,550-EUR  France (Government of),
             4.500%, 07/12/03
             maturity.................    07/09/99       3,863,800     (14,371)
  1,200-EUR  Germany (Fed Republic),
             5.625%, 01/04/28
             maturity.................    07/29/99       1,338,437     (55,442)
  1,900-EUR  Germany (Fed Republic),
             5.625%, 01/04/28
             maturity.................    07/21/99       2,120,389     (57,870)
  4,900-EUR  Germany (Fed Unity),
             8.500%, 02/20/01
             maturity.................    07/21/99       5,551,963         762
  2,400-EUR  Italy (Republic of),
             6.250%, 03/01/02
             maturity.................    07/29/99       2,696,666      (7,545)
200,000-JPY  Japan, 4.800%, 12/20/02
             maturity.................    08/25/99       1,898,323      (4,638)
240,000-JPY  Japan, 3.400%, 03/22/04
             maturity.................    08/16/99       2,239,112         462
300,000-JPY  Japan (Government of),
             0.900%, 12/22/08
             maturity.................    07/21/99       2,348,142      32,063
  1,600-EUR  Spain (Kingdom of),
             5.150%, 07/30/09
             maturity.................    07/21/99       1,759,721     (34,864)
  7,000-SEK  Sweden (Kingdom of),
             6.000%, 02/09/05
             maturity.................    08/16/99         886,988         163
  2,440-GBP  United Kingdom, 7.750%,
             09/08/06 maturity........    07/29/99       4,515,558     (88,156)
                                                       -----------   ----------
                                                       $36,384,602   $(293,964)
                                                       -----------   ----------

B. CLOSED BUT UNSETTLED FORWARD COMMITMENTS--In certain situations, the Fund has entered into offsetting transactions for outstanding forward commitments prior to settlement of the obligation. In doing so, the Fund realizes a gain or loss on the transaction at the time the forward commitment is closed. However, settlement of both the purchase and sale is still scheduled to occur in the denominated foreign currency at a future date. The net difference in the amount of foreign currency on the trade is marked

                                  May 31, 1999
--------------------------------------------------------------------------------

to market daily with any fluctuation included as a component of unrealized gain/loss on forwards.
    The following closed but unsettled forward transaction was outstanding at May 31, 1999:

                                                              UNREALIZED
                                                              GAIN/LOSS
                                                                ON NET      US$ NET
                                     ----LOCAL-CURRENCY----    CURRENCY    RECEIVABLE
       DESCRIPTION/CURRENCY          RECEIVABLE    PAYABLE    DIFFERENCE   (PAYABLE)
-------------------------------------------------------------------------------------
AUSTRALIA (COMMONWEALTH OF) --
  DOLLAR
  (1,000,000 par, 7.50%, 07/15/05)   1,085,390    1,117,490     $  (32)     $(20,957)
                                                                ======      ========

C. FORWARD CURRENCY CONTRACTS--A forward currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. Upon the settlement of the contract, a realized gain or loss is recognized and is included as a component of realized gain/loss on forwards. Risks may arise as a result of the potential inability of the counterparties to meet the terms of their contracts.

                                  May 31, 1999
--------------------------------------------------------------------------------

    The following forward currency contracts were outstanding as of May 31, 1999:

                                                             UNREALIZED
                                               CURRENT      APPRECIATION/
                                                VALUE       DEPRECIATION
-------------------------------------------------------------------------
LONG CONTRACTS
Australian Dollar,
  800,000 expiring 07/09/99................  $   522,341   $  20,229
Canadian Dollar,
  1,400,000 expiring 06/09/99..............      950,535      28,087
  1,900,000 expiring 07/13/99..............    1,290,321      23,654
Danish Krone,
  10,000,000 expiring 07/12/99.............    1,406,221     (59,195)
British Pound Sterling,
  800,000 expiring 06/09/99................    1,281,716      (3,044)
  1,650,000 expiring 07/14/99..............    2,642,833     (22,742)
Japanese Yen,
  700,000,000 expiring 06/14/99............    5,804,184    (100,996)
  30,000,000 expiring 06/14/99.............      248,751       1,654
Swedish Krona,
  7,165,000 expiring 07/15/99..............      835,418     (30,286)
Euro Currency,
  500,000 expiring 07/09/99................      522,708     (19,637)
  19,600,000 expiring 07/19/99.............   20,505,503    (629,961)
                                             -----------   ----------
  TOTAL LONG CONTRACTS.....................   36,010,531    (792,237)
                                             -----------   ----------
SHORT CONTRACTS
Japanese Yen,
  60,000,000 expiring 06/14/99.............      497,501       7,932
Euro Currency,
  300,000 expiring 07/19/99................      313,860      10,155
                                             -----------   ----------
  TOTAL SHORT CONTRACTS....................  $   811,361      18,087
                                             ===========   ----------
                                                           $(774,150)
                                                           ==========

6. DISTRIBUTION AND SERVICE PLANS
The Fund and its shareholders have adopted a distribution plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 and a service plan (collectively the "Plans"). The Plans govern payments for the distribution of the Fund's shares, ongoing shareholder services and maintenance of shareholder accounts.

                                  May 31, 1999
--------------------------------------------------------------------------------

    Annual fees under the Plans of up to .25% for Class A and 1.00% each for Class B and Class C shares are accrued daily. Included in these fees for the year ended May 31, 1999, are payments retained by Van Kampen of approximately $260,567.

                       REPORT OF INDEPENDENT ACCOUNTANTS

To the Shareholders and Board of Trustees of Van Kampen Global Government Securities Fund:

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Van Kampen Global Government Securities Fund (the "Fund") at May 31, 1999 and the results of its operations, the changes in its net assets and the financial highlights for each of the periods presented, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at May 31, 1999 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

PRICEWATERHOUSECOOPERS LLP
Chicago, Illinois
July 6, 1999

                  VAN KAMPEN GLOBAL GOVERNMENT SECURITIES FUND

BOARD OF TRUSTEES

J. MILES BRANAGAN
JERRY D. CHOATE
RICHARD M. DEMARTINI*
LINDA HUTTON HEAGY
R. CRAIG KENNEDY
JACK E. NELSON
DON G. POWELL*
PHILLIP B. ROONEY
FERNANDO SISTO
WAYNE W. WHALEN* - Chairman
SUZANNE H. WOOLSEY, PH.D.
PAUL G. YOVOVICH

OFFICERS

RICHARD F. POWERS, III*
President

DENNIS J. MCDONNELL*
Executive Vice President and
Chief Investment Officer

A. THOMAS SMITH, III*
Vice President and Secretary

JOHN L. SULLIVAN*
Vice President, Treasurer and
Chief Financial Officer

CURTIS W. MORELL*
Vice President and
Chief Accounting Officer

TANYA M. LODEN*
Controller

PETER W. HEGEL*

PAUL R. WOLKENBERG*

EDWARD C. WOOD, III*
Vice Presidents

INVESTMENT ADVISER

VAN KAMPEN
ASSET MANAGEMENT INC.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, IL 60181-5555

INVESTMENT SUBADVISER

MORGAN STANLEY DEAN WITTER
INVESTMENT MANAGEMENT INC.
1221 Avenue of the Americas
New York, New York 10020

DISTRIBUTOR

VAN KAMPEN FUNDS INC.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, IL 60181-5555

SHAREHOLDER SERVICING AGENT

VAN KAMPEN INVESTOR SERVICES INC.
P.O. Box 418256
Kansas City, Missouri 64141-9256

CUSTODIAN

STATE STREET BANK
AND TRUST COMPANY
225 Franklin Street
P.O. Box 1713
Boston, Massachusetts 02105

LEGAL COUNSEL

SKADDEN, ARPS, SLATE,
MEAGHER & FLOM (ILLINOIS)
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT ACCOUNTANTS

PRICEWATERHOUSECOOPERS LLP
200 E. Randolph

Chicago, Illinois 60601

* "Interested" persons of the Fund, as defined in the Investment Company Act of 1940.

(C) Van Kampen Funds Inc., 1999 All rights reserved.

(SM) denotes a service mark of
     Van Kampen Funds Inc.

This report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution to prospective investors unless it has been preceded or is accompanied by an effective prospectus of the Fund which contains additional information on how to purchase shares, the sales charge, and other pertinent data. After October 31, 1999, the report, if used with prospective investors, must be accompanied by a monthly performance update.

                         YEAR 2000 READINESS DISCLOSURE

Like other mutual funds, financial and business organizations, and individuals around the world, the Fund could be adversely affected if the computer systems used by the Fund's investment adviser and other service providers do not properly process and calculate date-related information and data from and after January 1, 2000. This is commonly known as the "Year 2000 Problem." The Fund's investment adviser is taking steps that it believes are reasonably designed to address the Year 2000 Problem with respect to computer systems that it uses and to obtain reasonable assurances that comparable steps are being taken by the Fund's other major service providers. At this time, there can be no assurances that these steps will be sufficient to avoid any adverse impact to the Fund. In addition, the Year 2000 Problem may adversely affect the markets and the issuers of securities in which the Fund may invest that, in turn, may adversely affect the net asset value of the Fund. Improperly functioning trading systems may result in settlement problems and liquidity issues. In addition, corporate and governmental data processing errors may result in production problems for individual companies or issuers and overall economic uncertainty. Earnings of individual issuers will be affected by remediation costs, which may be substantial and may be reported inconsistently in U.S. and foreign financial statements. Accordingly, the Fund's investments may be adversely affected. The statements above are subject to the Year 2000 Information and Readiness Disclosure Act which may limit the legal rights regarding the use of such statements in the case of dispute.